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                      SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C. 20549

      --------------------------------------------------------------

                                  FORM 8-K

                               CURRENT REPORT

  Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): January 29, 2002

                         KNIGHT TRADING GROUP, INC.
      --------------------------------------------------------------
           (Exact name of registrant as specified in its charter)


       DELAWARE                  001-14223            22-3689303
    --------------              ------------       ----------------
   (State or other              (Commission         (IRS Employer
   jurisdiction of              File Number)       Identification No.
    incorporation)

                 525 Washington Boulevard, Jersey City, NJ 07310
            --------------------------------------------------------
               (Address of principal executive offices) (Zip Code)

                                 (201) 222-9400
              (Registrant's telephone number, including area code)

                           Knight Trading Group, Inc.
                           Current Report on Form 8-K

Item 5.  Other Events

         Peter S. Hajas, President and Chief Operating Officer of the Registrant, has left the Registrant to pursue other interests. Anthony M. Sanfilippo, interim Chief Executive Officer of the Registrant, will temporarily assume the responsibilities and duties formerly overseen by Mr. Hajas.

Item 7.  Financial Statements and Exhibits.

a.  Financial Statements

        Not required

b.  Pro forma Financial Information

        Not required

c.  Exhibits

        None

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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned's duly authorized signatory.

Dated: January 31, 2002

                                  KNIGHT TRADING GROUP, INC.

                                  By: /s/ Michael T. Dorsey
                                      ------------------------
                                  Name:  Michael T. Dorsey
                                  Title: Senior Vice President, General Counsel
                                         and Secretary